[Logo] MFS(SM)                                                 Semiannual Report
INVESTMENT MANAGEMENT                                             March 31, 1997



MFS(R) UNION STANDARD(SM) EQUITY FUND






                               [Graphic Omitted]




AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND" (see page 15)

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 2
Fund Facts ................................................................. 3
Performance Summary ........................................................ 3
Portfolio Concentration .................................................... 4
Portfolio of Investments ................................................... 5
Financial Statements ....................................................... 8
Notes to Financial Statements ..............................................12
America learns how "We invented the mutual fund"............................15
MFS Investment Opportunities ...............................................16
Trustees and Officers ......................................................17

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED MARCH 31, 1997, THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 10.09%, COMPARED TO A 10.70% RETURN FOR THE ACS LABOR SENSITIVITY INDEX AND TO AN 11.20% RETURN FOR THE STANDARD & POOR'S 500 COMPOSITE INDEX.

   o THE FUND'S CURRENT INVESTMENT STRATEGY IS BASED ON THE ASSUMPTION THAT U.S. ECONOMIC GROWTH WILL SLOW AS THE YEAR PROGRESSES. GIVEN THE LONGEVITY OF THE CURRENT ECONOMIC RECOVERY AND THE HIGH LEVELS OF CONSUMER DEBT, WE BELIEVE THE ECONOMIC RISKS ARE ON THE DOWNSIDE.

   o THE FUND IS UNDERWEIGHTED IN THE BASIC MATERIALS AND AUTOMOTIVE SECTORS, WHILE IT IS OVERWEIGHTED IN CONSUMER STAPLES AND HEALTH CARE. INDUSTRIAL GOODS ARE ALSO OVERWEIGHTED BUT SKEWED TOWARD AEROSPACE AND DEFENSE COMPANIES THAT WE BELIEVE SHOULD PERFORM RELATIVELY WELL IN A SLOW-GROWTH ECONOMY.

LETTER FROM THE CHAIRMAN

---------------------------


[Photo of A. Keith Brodkin]


---------------------------

Dear Shareholders:

After more than six years of expansion, the U.S. economy is experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in the labor market, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with more strength occurring earlier in the year.

    We continue to urge U.S. equity investors to lower their expectations for 1997. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and the fear of an acceleration of inflation have negatively affected the stock market in 1997. However, while the U.S. equity market has enjoyed several years without a major correction, we would like to point out that such downturns are a natural part of the investment environment and, when they end, they often result in more attractive valuations for stocks. Also, as the year progresses, we expect to see some improvement in corporate earnings and a leveling off of interest rates. As a result, we believe this year's correction should help provide a more solid foundation for the long-term viability of the equity market.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

April 14, 1997

PORTFOLIO MANAGER'S OVERVIEW


----------------------------


[Photo of Mitchell D. Dynan]


----------------------------

Dear Shareholders:
For the six months ended March 31, 1997, the Fund provided a total return of 10.09%. This compares to a 10.70% return for the ACS Labor Sensitivity Index (the LSI), an unmanaged common stock index developed and maintained by American Capital Strategies Ltd. for use by the MFS Union Standard Equity Fund. It represents the market weighted performance of common stocks of companies which American Capital Strategies Ltd., and the Labor Advisory Board determine meet certain labor sensitivity criteria and to an 11.20% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period.

    The current investment strategy of the Fund is based on our belief that the growth rate of the U.S. economy will slow as the year progresses. Given the longevity of the current economic recovery and the high levels of consumer debt, we think the economic risks are on the downside. During the second half of 1997, investors could become increasingly concerned about slower growth or a recession during 1998. Although interest rates are currently rising, if the above scenario unfolds, rates could move downward in late 1997 or 1998. The Fund is positioned to anticipate this potential change in perception, with the bulk of its investments in companies that we feel should be able to sustain double-digit earnings growth in this type of environment. It is our view that earnings ultimately drive stock prices, and we expect investors to bid up share prices of companies that can achieve above-average earnings growth.

    The Fund's current industry weightings reflect a fairly defensive posture that is consistent with this economic scenario. While certain sectors have been overweighted and others underweighted, the Fund's holdings are diverse and spread across many industries. For example, relative to the LSI, the Fund is significantly underweighted in the basic materials and automotive sectors. Conversely, it is overweighted in consumer staples and health care. Industrial goods are overweighted but skewed toward aerospace and defense companies that we believe should perform relatively well in a slow-growth economy. Similarly, the retail weighting is greater than that of the LSI, but all of these holdings are in supermarkets and drug stores.

    As the year progresses, we expect that the U.S. equity market is likely to remain volatile. In this environment, we plan to continue to use market dips to increase positions in what we regard as high-quality, large-capitalization companies and to maintain a defensive posture.

Respectfully,

/s/ Mitchell D. Dynan

Mitchell D. Dynan
Portfolio Manager

Note to Shareholders: On March 1, 1997, Mitchell D. Dynan became Portfolio Manager of the Fund, succeeding William S. Harris, who has retired. Mr. Dynan joined the MFS Research Department in 1986. A graduate of Tufts University, he was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988. Since 1995, Mr. Dynan has also been a Portfolio Manager of Massachusetts Investors Trust.

  FUND FACTS

  STRATEGY:               THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE
                          LONG-TERM GROWTH OF CAPITAL THAT, NET OF FUND
                          EXPENSES, EXCEEDS THE PERFORMANCE OF THE ACS LABOR
                          SENSITIVITY INDEX (THE LSI). SHARES OF THE FUND ARE
                          PURCHASED AT NET ASSET VALUE. THE MINIMUM INITIAL
                          INVESTMENT IS GENERALLY $3 MILLION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  JANUARY 14, 1994

  SIZE:                   $55.2 MILLION NET ASSETS AS OF MARCH 31, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS(R) Union Standard(SM) Equity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
FOR PERIODS ENDED MARCH 31, 1997
(net asset value change including reinvested distributions)

                             6 Months    1 Year    3 Years        Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return      +10.09%    +16.04%    +68.73%           +59.45%
-------------------------------------------------------------------------------
Average Annual Total Return      --     +16.04%    +19.05%           +15.64%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, January 14, 1994, to March 31, 1997.

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Shares of the Fund have no initial sales charge or contingent deferred sales charge but have annual fees and expenses. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 1997

TOP 10 EQUITY HOLDINGS

GENERAL ELECTRIC CO.                    BRISTOL-MYERS SQUIBB CO.
Diversified manufacturing and           Pharmaceutical products company
services conglomerate
                                        MOBIL CORP.
COCA-COLA CO.                           International oil and gas company
International food and beverage
company                                 PHILIP MORRIS COS., INC.
EXXON CORP.                             Tobacco, food, and beverage conglomerate
International oil and gas company
                                        CHEVRON CORP.
MERCK & CO., INC.                       International oil and gas company
Pharmaceutical products company
                                        DU PONT (E.I.) DE NEMOURS & CO., INC.
JOHNSON & JOHNSON                       Diversified chemical company
Health care and pharmaceutical
products company

LARGEST SECTORS

           Consumer Staples                               19.3%
           Miscellaneous                                  18.6%
           Industrial Goods & Services                    17.6%
           Utilities & Communications                     15.7%
           Health Care                                    12.0%
           Energy                                         10.9%
           Retailing                                       5.9%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - March 31, 1997

Stocks - 99.9%
-------------------------------------------------------------------------------
Issuer                                                 Shares           Value
-------------------------------------------------------------------------------
Aerospace - 7.1%
  Allied Signal, Inc.                                   8,700     $   619,875
  Boeing Co.                                            7,900         779,137
  General Dynamics Corp.                                8,500         572,688
  Lockheed-Martin Corp.                                 9,361         786,324
  McDonnell Douglas Corp.                              10,400         634,400
  United Technologies Corp.                             7,000         526,750
                                                                  -----------
                                                                  $ 3,919,174
-------------------------------------------------------------------------------
Automotive - 1.2%
  Goodrich (B.F.) Co.                                  18,400     $   673,900
-------------------------------------------------------------------------------
Banks and Credit Companies - 2.8%
  BankAmerica Corp.                                     8,700     $   876,525
  Firstar Corp.                                        23,600         649,000
                                                                  -----------
                                                                  $ 1,525,525
-------------------------------------------------------------------------------
Chemicals - 3.3%
  Air Products & Chemicals, Inc.                        9,600     $   651,600
  du Pont (E.I.) de Nemours & Co., Inc.                11,200       1,187,200
                                                                  -----------
                                                                  $ 1,838,800
-------------------------------------------------------------------------------
Construction Services - 1.0%
  Martin Marietta Materials, Inc.                      21,699     $   558,749
-------------------------------------------------------------------------------
Consumer Goods and Services - 7.0%
  Colgate-Palmolive Co.                                 7,600     $   757,150
  Philip Morris Cos., Inc.                             12,550       1,432,269
  Revco DS, Inc.*                                      15,000         607,500
  Tyco International Ltd.                              19,000       1,045,000
                                                                  -----------
                                                                  $ 3,841,919
-------------------------------------------------------------------------------
Containers - 1.3%
  Corning, Inc.                                        16,500     $   732,188
-------------------------------------------------------------------------------
Electrical Equipment - 7.3%
  Emerson Electric Co.                                 11,400     $   513,000
  General Electric Co.                                 30,000       2,977,500
  Honeywell, Inc.                                       8,200         556,575
                                                                  -----------
                                                                  $ 4,047,075
-------------------------------------------------------------------------------
Entertainment - 1.0%
  Disney (Walt) Co.                                     7,500     $   547,500
-------------------------------------------------------------------------------
Food and Beverage Products - 13.9%
  Anheuser Busch Cos.                                  17,200     $   724,550
  Campbell Soup Co.                                    13,000         602,875
  Coca-Cola Co.                                        52,300       2,922,262
  Heinz (H.J.) Co.                                     14,000         553,000
  Hershey Foods Corp.                                  20,000       1,000,000
  Interstate Bakeries Corp.                            21,600       1,020,600
  PepsiCo, Inc.                                        25,900         844,988
                                                                  -----------
                                                                  $ 7,668,275
-------------------------------------------------------------------------------
Forest and Paper Products - 1.5%
  Kimberly-Clark Corp.                                  8,100     $   804,938
-------------------------------------------------------------------------------
Medical and Health Products - 12.0%
  American Home Products Corp.                         17,600     $ 1,056,000
  Bristol-Myers Squibb Co.                             27,900       1,646,100
  Johnson & Johnson                                    34,100       1,803,037
  Merck & Co., Inc.                                    25,100       2,114,675
                                                                  -----------
                                                                  $ 6,619,812
-------------------------------------------------------------------------------
Oils - 10.9%
  Chevron Corp.                                        17,400     $ 1,211,475
  Exxon Corp.                                          22,300       2,402,825
  Mobil Corp.                                          11,000       1,436,875
  Texaco, Inc.                                          8,700         952,650
                                                                  -----------
                                                                  $ 6,003,825
-------------------------------------------------------------------------------
Pollution Control - 2.1%
  USA Waste Services, Inc.*                            21,600     $   766,800
  WMX Technologies, Inc.                               12,100         370,563
                                                                  -----------
                                                                  $ 1,137,363
-------------------------------------------------------------------------------
Printing and Publishing - 1.5%
  Gannett Co., Inc.                                     6,800     $   583,950
  Pulitzer Publishing Co.                               6,200         268,150
                                                                  -----------
                                                                  $   852,100
-------------------------------------------------------------------------------
Railroads - 1.1%
  Burlington Northern Santa Fe Railway
    Co.                                                 8,000     $   592,000
-------------------------------------------------------------------------------
Restaurants and Lodging - 3.1%
  HFS, Inc.*                                           10,900     $   641,737
  Hilton Hotels Corp.                                  20,000         485,000
  Promus Hotel Corp.*                                  18,000         598,500
                                                                  -----------
                                                                  $ 1,725,237
-------------------------------------------------------------------------------
Stores - 1.6%
  American Stores Co.                                   3,900     $   173,550
  Rite Aid Corp.                                       16,800         705,600
                                                                  -----------
                                                                  $   879,150
-------------------------------------------------------------------------------
Supermarkets - 3.2%
  Kroger Co.*                                          13,000     $   659,750
  Safeway, Inc.*                                       24,200       1,122,275
                                                                  -----------
                                                                  $ 1,782,025
-------------------------------------------------------------------------------
Telecommunications - 1.3%
  Lucent Technologies, Inc.                            14,000     $   738,500
-------------------------------------------------------------------------------
Utilities - Electric - 6.3%
  Cinergy Corp.                                        19,000     $   648,375
  CMS Energy Corp.                                     23,000         756,125
  FPL Group, Inc.                                      13,000         573,625
  Nipsco Industries, Inc.                              13,800         541,650
  Pinnacle West Capital Corp.                          15,500         466,937
  Public Service Co. - New Mexico*                     28,000         483,000
                                                                  -----------
                                                                  $ 3,469,712
-------------------------------------------------------------------------------
Utilities - Gas - 2.3%
  Columbia Gas Systems, Inc.                           11,800     $   682,925
  Consolidated Natural Gas Co.                         12,000         604,500
                                                                  -----------
                                                                  $ 1,287,425
-------------------------------------------------------------------------------
Utilities - Telephone - 7.1%
  Ameritech Corp.                                       8,700     $   535,050
  BellSouth Corp.                                      26,500       1,119,625
  GTE Corp.                                            22,600       1,053,725
  Pacific Telesis Group                                10,000         377,500
  SBC Communications, Inc.                             15,800         831,475
                                                                  -----------
                                                                  $ 3,917,375
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $43,982,955)                       $55,162,567
-------------------------------------------------------------------------------
Short-Term Obligation - 1.7%
-------------------------------------------------------------------------------
                                Principal Amount
                                  (000 Omitted)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 4/01/97,
    at Amortized Cost                                    $950     $   950,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $44,932,955)                  $56,112,567

Other Assets, Less Liabilities - (1.6)%                              (904,228)
-------------------------------------------------------------------------------

Net Assets - 100.0%                                               $55,208,339
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
March 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $44,932,955)             $56,112,567
  Cash                                                                   7,717
  Receivable for investments sold                                      149,367
  Dividends receivable                                                  92,726
  Deferred organization expenses                                         8,909
  Other assets                                                           2,947
                                                                   -----------
      Total assets                                                 $56,374,233
                                                                   -----------
Liabilities:
  Payable for investments purchased                                $ 1,148,179
  Payable to affiliates -
    Management fee                                                       4,028
    Distribution fee                                                       930
  Accrued expenses and other liabilities                                12,757
                                                                   -----------
      Total liabilities                                            $ 1,165,894
                                                                   -----------
Net assets                                                         $55,208,339
                                                                   ===========

Net assets consist of:
  Paid-in capital                                                  $41,546,778
  Unrealized appreciation on investments                            11,179,612
  Accumulated undistributed net realized gain on investments         2,327,329
  Accumulated undistributed net investment income                      154,620
                                                                   -----------
      Total                                                        $55,208,339
                                                                   ===========
Shares of beneficial interest outstanding                           4,043,797
                                                                    ========

Net asset value, offering price, and redemption price per share
  (net assets of $55,208,339 / 4,043,797 shares of beneficial
  interest outstanding)                                              $13.65
                                                                     ======
See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended March 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $  564,678
    Interest                                                            33,988
                                                                    ----------
      Total investment income                                       $  598,666
                                                                    ----------

  Expenses -
    Management fee                                                  $  178,520
    Trustees' compensation                                               3,750
    Shareholder servicing agent fee                                      2,044
    Distribution and service fee                                        41,197
    Administrative fee                                                     663
    Printing                                                            15,684
    Custodian fee                                                       14,282
    Auditing fees                                                       11,890
    Amortization of organization expenses                                2,608
    Miscellaneous                                                        4,487
                                                                    ----------
      Total expenses                                                $  275,125
    Preliminary refund of expenses pursuant to reimbursement
      agreement                                                          1,465
    Fees paid indirectly                                                (1,941)
                                                                    ----------
      Net expenses                                                  $  274,649
                                                                    ----------
        Net investment income                                       $  324,017
                                                                    ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment
    transactions                                                    $2,220,865
  Change in unrealized appreciation on investments                   2,508,265
                                                                    ----------
        Net realized and unrealized gain on investments             $4,729,130
                                                                    ----------
          Increase in net assets from operations                    $5,053,147
                                                                    ==========
See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                       Six Months Ended
                                                         March 31, 1997               Year Ended
                                                            (Unaudited)       September 30, 1996
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $   324,017              $   650,753
  Net realized gain on investments                            2,220,865                5,562,093
  Net unrealized gain on investments                          2,508,265                2,783,940
                                                            -----------              -----------
    Increase in net assets from operations                  $ 5,053,147              $ 8,996,786
                                                            -----------              -----------

Distributions declared to shareholders -
  From net investment income                                $  (679,586)             $  (535,470)
  From net realized gain on investments                      (5,134,200)                (957,583)
                                                            -----------              -----------
    Total distributions declared to shareholders            $(5,813,786)             $(1,493,053)
                                                            -----------              -----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                          $ 2,051,403              $20,580,394
  Net asset value of shares issued to
    shareholders in reinvestment of distributions             5,717,146                1,449,495
  Cost of shares reacquired                                  (1,117,335)             (16,057,770)
                                                            -----------              -----------
    Increase in net assets from Fund share
      transactions                                          $ 6,651,214              $ 5,972,119
                                                            -----------              -----------
      Total increase in net assets                          $ 5,890,575              $13,475,852
Net assets:
  At beginning of period                                     49,317,764               35,841,912
                                                            -----------              -----------

  At end of period (including accumulated
    undistributed net investment income of
    $154,620 and $510,189, respectively)                    $55,208,339              $49,317,764
                                                            ===========              ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------
                                        Six Months Ended    Year Ended September 30,        Period Ended
                                          March 31, 1997    ------------------------       September 30,
                                             (Unaudited)          1996          1995                1994*
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of
  period                                          $13.85        $11.85        $ 9.64              $10.00
                                                  ------        ------        ------              ------
Income from investment operations# -
  Net investment income(S)                        $ 0.08        $ 0.18        $ 0.17              $ 0.12
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions                   1.31          2.25          2.14               (0.48)
                                                  ------        ------        ------              ------
    Total from investment
      operations                                  $ 1.39        $ 2.43        $ 2.31              $(0.36)
                                                  ------        ------        ------              ------
Less distributions declared to shareholders -
  From net investment income                      $(0.19)       $(0.15)       $(0.10)             $ --
  From net realized gain on
    investments                                    (1.40)        (0.28)       --                    --
                                                  ------        ------        ------              ------
    Total distributions declared
      to shareholders                             $(1.59)       $(0.43)       $(0.10)             $  --
                                                  ------        ------        ------              ------
Net asset value - end of period                   $13.65        $13.85        $11.85              $ 9.64
                                                  ======        ======        ======              ======
Total return                                      10.09%        20.96%        24.21%             (3.60)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.00%+        1.00%         1.00%               1.00%+
  Net investment income                            1.18%+        1.36%         1.58%               1.55%+
Portfolio turnover                                   27%           81%          125%                 48%
Average commission rate###                       $0.0599       $0.0562        --                    --
Net assets at end of period (000
  omitted)                                       $55,208       $49,318       $35,842             $22,184

  * For the period from the commencement of investment operations, January 14, 1994, through September 30, 1994.
  + Annualized.
  # Per share data is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.00% of the Fund's average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                       $ 0.08        $ 0.18        $ 0.16              $ 0.07
    Ratios (to average net assets):
      Expenses##                                 0.99%+        1.03%         1.12%               1.64%+
      Net investment income                      1.19%+        1.33%         1.49%               0.91%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Union Standard Equity Fund (the Fund) is a diversified series of MFS Union Standard Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets. Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses exclusive of management, distribution and service fees until December 31, 1998. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $95,890 after $1,465 net reimbursement in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, is distributor of the Fund. The Trustees have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The distribution plan provides that the Fund will pay MFD up to 0.25% per annum of the Fund's average daily net assets in order that MFD may pay expenses on behalf of the Fund related to the distribution of shares. This rate has been set at 0.15% for an indefinite period.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated based on the number of shareholder accounts in the Fund.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations aggregated $16,896,792 and $14,566,019, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $44,932,955
                                                                   ===========
Gross unrealized appreciation                                      $11,698,398
Gross unrealized depreciation                                         (518,786)
                                                                   -----------
  Net unrealized appreciation                                      $11,179,612
                                                                   ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                          Period Ended                         Year Ended
                                                        March 31, 1997                 September 30, 1996
                                              ------------------------        ---------------------------
                                               Shares           Amount           Shares            Amount
---------------------------------------------------------------------------------------------------------
Shares sold                                   142,474       $2,051,403        1,592,667       $20,580,394
Shares issued to shareholders in
 reinvestment of distributions                420,379        5,717,146          116,989         1,449,495
Shares reacquired                             (78,994)      (1,117,335)      (1,173,568)      (16,057,770)
                                              -------       ----------       ----------      ------------
  Net increase                                483,859       $6,651,214          536,088      $  5,972,119
                                              =======       ==========       ==========      ============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended March 31, 1997 was $213.


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) UNION STANDARD(SM) EQUITY FUND

TRUSTEES                                     CUSTODIAN
A. Keith Brodkin*                            State Street Bank and Trust Company
Chairman and President
                                             INVESTOR INFORMATION
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                 For MFS stock and bond market
                                             outlooks, call toll free:
William R. Gutow                             1-800-637-4458 anytime from a
Private Investor;                            touch-tone telephone. For
Senior Vice President,                       information on MFS mutual funds,
Capitol Entertainment                        call your financial adviser or, for
                                             an information kit, call toll free:
INVESTMENT ADVISER                           1-800-637-2929 any business day
Massachusetts Financial Services Company     from 9 a.m. to 5 p.m. Eastern time
500 Boylston Street                          (or leave a message anytime).
Boston, MA 02116-3741
                                             INVESTOR SERVICE
DISTRIBUTOR                                  MFS Service Center, Inc.
MFS Fund Distributors, Inc.                  P.O. Box 2281
500 Boylston Street                          Boston, MA 02107-9906
Boston, MA 02116-3741                        For general information, call toll
                                             free: 1-800-225-2606 any business
PORTFOLIO MANAGER                            day from 8 a.m. to 8 p.m. Eastern
Mitchell D. Dynan*                           time.

TREASURER                                    For service to speech- or
W. Thomas London*                            hearing-impaired, call toll free:
                                             1-800-637-6576 any business day
ASSISTANT TREASURER                          from 9 a.m. to 5 p.m. Eastern time.
James O. Yost*                               (To use this service, your phone
                                             must be equipped with a
SECRETARY                                    Telecommunications Device for the
Stephen E. Cavan*                            Deaf.)

ASSISTANT SECRETARY                          For share prices, account balances,
James R. Bordewick, Jr.*                     and exchanges, call toll free:
                                             1-800-MFS-TALK (1-800-637-8255)
                                             anytime from a touch-tone
                                             telephone.

                                             WORLD WIDE WEB
                                             www.mfs.com

                                                         For the third year in a
                                             [DALBAR     row, MFS earned a #1
                                             LOGO]      ranking in the DALBAR,
                                                      Inc. Broker/Dealer
                                             Survey, Main Office Operations
                                             Service Quality Category. The
                                             firm achieved a 3.48 overall
                                             score on a scale of 1 to 4 in the
                                             1996 survey. A total of 110 firms
                                             responded, offering input on the
                                             quality of service they received
                                             from 29 mutual fund companies
                                             nationwide. The survey contained
                                             questions about service quality
                                             in 15 categories, including
                                             "knowledge of phone service
                                             contracts," "accuracy of
                                             transaction processing," and
                                             "overall ease of doing business
                                             with the firm."

*Affiliated with the Investment Adviser

MFS(R) UNION STANDARD(SM)              [DALBAR  LOGO]
EQUITY FUND                           TOP-RATED SERVICE



500 Boylston Street
Boston, MA 02116 02116-3741



[LOGO]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)



(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                   [UNION LABEL]
                                                                            5/97